Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 19, 2024, is entered into by and between BOX, INC., a Delaware corporation (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”), with respect to the following:

A. The Borrower and the Lender have previously entered into that certain Amended and Restated Credit Agreement dated as of June 30, 2023 (as amended, restated or otherwise modified and in effect prior to the date hereof, the “Existing Credit Agreement” and as the same may be supplemented, amended, modified, amended and restated or replaced in writing from time to time and in effect from time to time, including, but not limited to, by this Amendment, the “Credit Agreement”).

B. The Borrower has requested certain amendments to the Existing Credit Agreement.

C. The Lender is willing to grant such request on the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

2. Amendments. On the terms and subject to the conditions of this Amendment, as of the Amendment No. 1 Effective Date:

(a) The definition of “Commitment” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Commitment”: The commitment of the Lender to make Loans to the Borrower pursuant to Section 2.01(a). The amount of the Lender’s Commitment as of the Amendment No. 1 Effective Date is $75,000,000.

(b) The definition of “Liquidity Condition” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Liquidity Condition”: As of the date of determination, Borrower’s Liquidity is greater than or equal to the outstanding principal amount of the Existing Convertible Notes as of such date.

(c) Section 1.01 of the Existing Credit Agreement is hereby amended so as to include the following defined term in such section in its alphabetically appropriate place:

“Amendment No. 1 Effective Date”: As defined in the Amendment No. 1 to Amended and Restated Credit Agreement, dated as of December 19, 2024, by and among the Borrower and the Lender.

3. Reaffirmation. Notwithstanding the effectiveness of this Amendment, each Security Document, each other Loan Document, and all guarantees, pledges, grants, security interests and other agreements thereunder shall continue to be in full force and effect and the Borrower hereby reaffirms each Security Document, each other Loan Document, and all guarantees, pledges, grants, security interests and other agreements thereunder. This Amendment shall not be a novation. This Amendment shall not release, limit nor impair in any way any security interests or liens (or the priority thereof) held by the Lender against any assets of any Loan Party, arising under any Security Document or any other Loan Document.

4. Representations and Warranties. The Borrower represents and warrants to the Lender as to itself and each of its Subsidiaries (if any), that (a) the representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true, correct and complete in all material respects (or, in the case of any such representation or warranty already qualified by materiality or reference to Material Adverse Effect, in all respects) on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects (or, in the case of any such representation or warranty already qualified by materiality or reference to Material Adverse Effect, in all respects) on and as of such earlier date and (b) no Event of Default or Potential Event of Default has occurred and is continuing.

5. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of the provisions of Section 2 of this Amendment is conditioned upon, and such provisions shall not be effective until, satisfaction of the conditions set forth below (the first date on which such conditions have been satisfied being referred to herein as the “Amendment No. 1 Effective Date”):

(a) The Lender shall have received the following, each in form and substance satisfactory to the Lender in its sole discretion:

(i) executed copies of this Agreement; and

(ii) an amended and restated Note.

(b) The Lender shall have received all fees and other amounts due and payable on or prior to the Amendment No. 1 Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the Amendment No. 1 Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower under any Loan Document.

6. Miscellaneous.

(a) The Borrower acknowledges that all reasonable and documented out-of-pocket costs and expenses of the Lender (including reasonable and documented out-of- pocket attorneys’ fees and costs) in connection with the preparation, negotiation, execution and delivery of this Amendment and the related Loan Documents will be paid by the Borrower in accordance with Section 8.05 of the Credit Agreement.

(b) References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

(c) This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and the other Loan Documents, and except as specifically modified by this Amendment, the Credit Agreement and the other Loan Documents shall remain unchanged and unwaived and shall remain in full force and effect and are hereby ratified and confirmed.

(d) The execution, delivery and performance of this Amendment shall not constitute a forbearance, waiver, consent or amendment of any other provision of, or operate as a forbearance or waiver of any right, power or remedy of the Lender under the Credit Agreement or any of the other Loan Documents, all of which are ratified and reaffirmed in all respects and shall continue in full force and effect.

(e) This Amendment shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to its choice of law principles which would result in the application of the law of another jurisdiction.

(f) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Transmission by facsimile, “pdf” or similar electronic copy of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart. Any party hereto may request an original counterpart of any party delivering such electronic counterpart. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties to this Amendment consent to conduct the transactions contemplated hereunder by electronic means.

(g) This Amendment, the Credit Agreement and the other Loan Documents embody the entire agreement and understanding by and among the parties hereto and thereto relating to the subject matter hereof and thereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

(h) In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Section headings in this Amendment are included for convenience of reference only and shall not be given any substantive effect.

(i) This Amendment is a Loan Document as defined in the Credit Agreement, and the expense reimbursement, indemnification, waiver of jury trial, consent to jurisdiction and other provisions of the Credit Agreement generally applicable to Loan Documents are applicable hereto and incorporated herein by this reference and this Amendment shall be interpreted, construed and enforced as if all such provisions were set forth in full in this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

BOX, INC.

By:	/s/ Dylan Smith
Name:	Dylan Smith
Title:	CFO

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Wendy Wong
Name:	Wendy Wong
Title:	Director, Relationship Management

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]